EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Thomas C. Wilder III, President and Chief Executive Officer of Micro Therapeutics, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, 18 U.S.C. Section 1350, that:

(1)	the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2005	By:	/s/ THOMAS C. WILDER III
Thomas C. Wilder III President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)